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                     ANNUAL STATEMENT TO THE SECURITYHOLDERS


                        WACHOVIA ASSET SECURITIZATION INC
                                    2002-HE2

Annual Period                      December 1, 2002 - December 31, 2002
Last Monthly Payment Date          N/A

Aggregate Amount Collected for the Annual Period
------------------------------------------------
     Interest                                               $ -
     Principal Collections                                  $ -
     Substition Amounts                                     $ -
     Principal Increases                                    $ -

Application of Collected Amounts
--------------------------------

Applied in the following order of priority:
  (I) Enhancer Premium                                            $ 200,300.00
 (ii) Noteholder's Interest                                                $ -
(vii) Noteholder's Principal Distribution                                  $ -
(xiii)Certificates                                                         $ -


Balances
--------

     Beginning Note Balance                                $ 1,200,000,000.00
     Ending Note Balance                                   $ 1,200,000,000.00
                                             Change                       $ -

     Beginning Excluded Amount                                            $ -
     Ending Excluded Amount                                               $ -
                                             Change                       $ -

     Beginning Pool Balance                                $ 1,200,000,081.88
     Ending Pool Balance                                   $ 1,200,000,081.88
                                             Change                       $ -

     Beginning Principal Balance                           $ 1,200,000,081.88
     Ending Principal Balance                              $ 1,200,000,081.88
                                             Change                       $ -





Wachovia Bank, National Association as Servicer